MERCER FUNDS

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 31, 2013, AS SUPPLEMENTED ON AUGUST 15, 2013,

OCTOBER 29, 2013, NOVEMBER 13, 2013,

NOVEMBER 14, 2013, AND NOVEMBER 15, 2013

The date of this Supplement is December 10, 2013.

Mercer Investment Management, Inc. has decided to terminate AQR Capital Management, LLC (“AQR”) as a subadvisor to the Mercer US Small/Mid Cap Value Equity Fund, effective December 10, 2013. The following changes are made in the prospectuses of the Class S Shares Prospectus and of the Class Y Shares Prospectus of Mercer Funds:

The information relating to AQR, located on page 20 and pages 69 of the Class S Shares Prospectus and on page 20 and pages 69-70 of the Class Y Shares Prospectus, is deleted in its entirety.

MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2013, AS SUPPLEMENTED AUGUST 15, 2013,

OCTOBER 29, 2013, NOVEMBER 13, 2013, NOVEMBER 14, 2013,

AND NOVEMBER 15, 2013

The date of this Supplement is December 10, 2013.

Mercer Investment Management, Inc. has decided to terminate AQR Capital Management, LLC (“AQR”) as a subadvisor to the Mercer US Small/Mid Cap Value Equity Fund, effective December 10, 2013. The following changes are made in the Statement of Additional Information of Mercer Funds:

1.	In the section entitled “Subadvisors and Portfolio Managers,” the information relating to AQR located on page 46 is deleted in its entirety and replaced with the following:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. AQR is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act.